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                                                                      EXHIBIT 23
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-48355/48355-01) and in the Registration Statements on Form S-8 (Nos. 33-52810, 33-77168, 33-89298, 33-80439, 333-20993,
333-42241, 333-61669 and 333-80027) of Tommy Hilfiger Corporation of our report dated May 20, 1999 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PricewaterhouseCooopers LLP

PricewaterhouseCoopers LLP
New York, New York
June 24, 1999